Efficacy and safety of LPCN 1144 in hypogonadal and eugonadal subjects for the treatment of Nonalcoholic Steatohepatitis (NASH) with fibrosis

Benjamin J Bruno[1], Joshua Weavil[1], Jonathan Ogle[1], Kongnara Papangkorn[1], Anthony DelConte[1,2], Nachiappan Chidambaram[1], Mahesh V Patel[1], Somaya Albhaisi[3] and Arun J. Sanyal[4]. (1) Lipocine Inc., (2) Department of Pharmaceutical/Healthcare Marketing, Saint Joseph's University, Philadelphia, PA, USA, (3) Department of Internal Medicine, Virginia Commonwealth University, Richmond, VA, USA, (4) Division of Gastroenterology, Hepatology and Nutrition, Virginia Commonwealth University, Richmond, VA, USA

INTRODUCTION

- NASH, the fastest growing chronic liver disease, is a serious condition with great unmet medical need
- LPCN 1144 is an oral prodrug of endogenous testosterone (T) which is currently under development as a potential safe and efficacious treatment for NASH (LiFT trial, NCT04134091)
- Although there is a high prevalence of low T in NASH, not all patients present with this comorbidity
- PURPOSE: To examine the efficacy and safety of LPCN 1144 in hypogonadal and eugonadal participants of the LiFT trial

METHODS

- **Study Design**: retrospective analysis of phase 2 multicenter, randomized, placebo-controlled LiFT trial. Liver biopsies, MRI-PDFF, and DEXA were performed at baseline and at 12, 20, and/or 36 weeks of treatment.
  - LPCN 1144 treatment, 450 mg Testosterone Undecanoate (TU) ± d-α-tocopherol BID, for 36-weeks. LPCN treated groups were not statistically different and thus were pooled.
  - Matching Placebo BID for 36 weeks

Figure 1: Participant allocations



LiFT: 36 weeks
Enrollment and randomization (N=56)
Placebo (n=19)
Hypogonadal (n=9)
Eugonadal (n=10)
Pooled LPCN 1144 treatment (n=37)
Eugonadal (n=15)
Hypogonadal (n=22)

- Participants were stratified into 2 groups:
  1. Hypogonadal (HYPO): participants with at least two baseline T measurements <300 ng/dL or a documented history of hypogonadism
  2. Eugonadal (EU): participants with baseline T measurements > 300 ng/dL and no documented history of hypogonadism
- Histopathological Analysis:
  - Pathologist blinded to treatment and timepoint
  - Nonalcoholic fatty liver disease activity score (NAS) used to assess changes in liver histology
  - NASH Resolution without worsening of fibrosis defined per FDA's Phase 3 guidance
- Statistical Methods:
  - Unless otherwise specified, treatment effect tested via previously described LiFT trial methods, exploratory basal gonadal status impact tested via unpaired U-tests

RESULTS - EFFICACY

Baseline Characteristics

Parameter	Placebo	LPCN 1144 (Pooled)	LPCN 1144 Eugonadal	LPCN 1144 Hypogonal
n	19	37	15	22
Age (yrs)	53.6 ± 11.2	52.8 ± 10.1	49.3 ± 8.6	54.5 ± 10.0
BMI (kg/m^2)	37.3 ± 6.5	36.2 ± 6.0	32.5 ± 3.3*	37.9 ± 6.2
T (ng/dL)	317 ± 113	325 ± 152	474 ± 220*	243 ± 120
MRI-PDFF (%)	20.1 ± 7.6	18.7 ± 6.6	19.9 ± 7.4	17.2 ± 7.8
ALT (U/L)	51.1 ± 22.5	51.1 ± 40.4	64.5 ± 59.2	45.6 ± 22.3
AST (U/L)	36.5 ± 19.9	32.1 ± 20.9	39.2 ± 31.9	27.9 ± 10.2
WBFM (kg)	46.1 ± 14.2	40.1 ± 10.8	35.1 ± 18.6*	44.0 ± 21.3
NAS	4.7 ± 1.5	4.9 ± 1.1	4.9 ± 1.4	4.9 ± 0.77

Table 1: Data are mean ± SD. BMI, body mass index; MRI-PDFF, magnetic resonance imaging proton density fat fraction; ALT, alanine aminotransferase; AST, aspartate aminotransferase; WBFM, DEXA whole body fat mass; NAS, non-alcoholic fatty liver disease activity score. * denotes significant difference between Hypogonadal and Eugonadal groups, $p < 0.05$

Hepatic Fat Fraction (MRI-PDFF)



Absolute Change from Baseline (%)
0.0
-2.5
-5.0
-7.5
-10.0
-1.5
-8.4
-8.5
-7.8
#
NS

Figure 2: Absolute change in hepatic fat fraction (MRI-PDFF) following 12 weeks of LPCN 1144 or placebo. Data are Least squares mean (LSmean, left) and mean (right) ± SE. Treatment effect statistical test employed ANCOVA model with multiple imputation. # denotes significant difference, $p < 0.05$. NS, $p > 0.05$

NASH resolution without worsening fibrosis



Responders (%)
0
20
40
60
#
NS
0
58
50
61

Figure 3: Data are % of participants with resolution of NASH without worsening of fibrosis following 36 weeks of LPCN 1144 or placebo. Fisher's exact test, # denotes significant difference, $p < 0.05$. NS, $p > 0.05$

NAS Total Score



Absolute Change from Baseline
0
-1
-2
-3
-0.3
-2.2
-2.1
-2.3
#
NS

Figure 4: Data are LSmean (left) and mean (right) ± SE. Absolute change in Nonalcoholic fatty liver disease Activity Score (NAS) following 36 weeks of LPCN 1144 or placebo. Unpaired Mann-Whitney U test, # denotes significant difference, $p < 0.05$. NS, $p > 0.05$

NAS Components



Responders (%)
0
25
50
75
100
NS
60
74
50
47
80
68
Ballooning
Inflammation
Steatosis

Figure 5: Data are % of participants with improvement in the given NAS component. Fisher's exact test; no significant differences between eugonadal and hypogonadal men treated with LPCN 1144.

Fat Mass / AST / ALT



Fat Mass
AST
ALT
Placebo (n=14)
LPCN 1144 (n=26)
Placebo (n=17)
LPCN 1144 (n=35)
Eugonadal (n=13)
Hypogonadal (n=22)
Relative Change from Baseline (%)
Absolute Change from Baseline (U/L)
1.8
-5.5
-3.9
-5.6
1.3
-10.0
-14.5
-5.6
0.6
-17.1
-28.2
-10.1
#
NS
A
B
C

Figure 6: Data are LSmean (left) and mean (right) ± SE. Change from baseline in whole body fat mass (DEXA, A) and liver injury markers aspartate aminotransferase (AST, B) and alanine transaminase (ALT, C) following 36 weeks of LPCN 1144 or placebo. A, data are. # denotes significant difference, $p < 0.05$. NS, $p > 0.05$

RESULTS - SAFETY

Treatment Emergent Adverse Events (TEAEs)



Participants with TEAEs (%)
0
25
50
75
100
Placebo (n=19)
Eugonadal (n=15)
Hypogonadal (n=22)
Total AEs
Serious AEs
Discontinuations

Figure 6: Serious AEs determined by the site investigator and medical monitoring team. Discontinuations are study drug withdrawals due to AEs

TEAEs of Interest n (%)	Placebo (n=19)	Eugonadal (n=15)	Hypogonadal (n=22)
Diarrhea	2 (10.5%)	0 (0%)	1 (5%)
Nausea	1 (5.3%)	0 (0%)	1 (5%)
Vomiting	0 (0%)	0 (0%)	0 (0%)
Pruritus	1 (5.3%)	1 (7%)	0 (0%)
Peripheral Edema	2 (10.5%)	0 (0%)	2 (9%)
BPH	1 (5.3%)	0 (0%)	0 (0%)
PSA Increased	0 (0%)	0 (0%)	1 (5%)
Hypertension (new or worsening)	1 (5.3%)	1 (7%)	2 (9%)

SUMMARY & CONCLUSION

- LPCN 1144 has been demonstrated to be efficacious, safe, and well tolerated
- Basal gonadal status prior to treatment did not alter efficacy or safety of LPCN 1144
- These data suggest that oral LPCN 1144 treatment is a safe and effective therapy for the treatment of men with NASH, which is comprised of both hypogonadal and eugonadal patients

DISCLOSURES & CONTACT

- Authors AJS, SA, and AD are consultants of Lipocine Inc.
- Authors BJB, JW, JO, KP, NC, MVP, are employees of Lipocine Inc.

CONTACT
- Benjamin J. Bruno, Lipocine Inc.
- bjb@lipocine.com; admin@lipocine.com